UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 10, 2020

BLUEKNIGHT ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

6060 American Plaza, Suite 600 Tulsa, Oklahoma	74135
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (918) 237-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2020, Blueknight Energy Partners G.P., L.L.C. (the “General Partner”), the general partner of Blueknight Energy Partners, L.P. (the “Partnership”), announced the appointment of Matthew Lewis as the Chief Financial Officer of the General Partner, effective as of September 8, 2020. Mr. Lewis, age 34, will serve as the General Partner’s principal financial officer.

The Partnership and Mr. Lewis agreed on an initial compensation package as follows: $305,000 base annual salary; $25,000 initial bonus to be paid following 90 days of employment; $25,000 grant of long-term incentive units to be awarded following 30 days of employment, which will vest December 31, 2022. In addition, Mr. Lewis will be eligible to participate in all benefit programs maintained by the Partnership.

Prior to joining the Partnership, Mr. Lewis served as Chief Financial Officer of Streamline Innovations, Inc., a privately held company providing specialty solutions for water and gas treating processes within energy and industrial markets since June 2019. Prior to Streamline, Mr. Lewis was Director of Business Planning & Analysis at Andeavor Logistics (NYSE: ANDX) where he served on the extended leadership team and coordinated all business planning and analysis activities from December 2017 to May 2019. Prior to Andeavor, Mr. Lewis served in multiple roles of increasing responsibility at Mid-Con Energy Partners, LP (NASDAQ: MCEP) from September 2011 to November 2017, lastly as Vice President and Chief Financial Officer. Mr. Lewis received a Bachelor of Business Administration degree in Finance from Texas Tech University and a Master of Business Administration degree from the Cox School of Business at Southern Methodist University. A copy of the Partnership’s press release announcing the appointment of Mr. Lewis as Chief Financial Officer is furnished as an exhibit to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated August 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

By: Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: August 10, 2020	By:	/s/ Joel W. Kanvik
Joel W. Kanvik
Chief Legal Officer & Corporate Secretary